                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                           (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                             DXP ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Names of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies: N/A
--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies: N/A
--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of the transaction: N/A
--------------------------------------------------------------------------------
     (5) Total fee paid: N/A
--------------------------------------------------------------------------------

     [ ] Fee previously paid with preliminary materials: N/A

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: N/A
--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.: N/A
--------------------------------------------------------------------------------
     (3) Filing Party: N/A
--------------------------------------------------------------------------------
     (4) Date Filed: N/A
--------------------------------------------------------------------------------

                             DXP ENTERPRISES, INC.
                                 7272 PINEMONT
                              HOUSTON, TEXAS 77040
                                  713/996-4700

                                 April 30, 1999

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of DXP Enterprises, Inc. (the "Company") to be held at 9:00 a.m., Central Daylight Time, on Tuesday, June 8, 1999, at the offices of the Company, 7272 Pinemont, Houston, Texas 77040.

     This year you will be asked to consider three proposals. The first proposal concerns the election of directors, the second proposal concerns the approval of an Employee Stock Option Plan and the third proposal relates to the approval of a Non-Employee Director Stock Option Plan. These matters are explained more fully in the attached proxy statement, which you are encouraged to read.

     The Board of Directors recommends that you approve the proposals and urges you to return your signed proxy card at your earliest convenience, whether or not you plan to attend the annual meeting.

                                            Thank you for your cooperation

                                            Sincerely,

                                            /s/ DAVID R. LITTLE

                                            DAVID R. LITTLE
                                            Chairman of the Board, President and
                                            Chief Executive Officer

                             DXP ENTERPRISES, INC.
                                 7272 PINEMONT
                              HOUSTON, TEXAS 77040

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 8, 1999

     Notice is hereby given that the Annual Meeting of the Shareholders of DXP Enterprises, Inc., a Texas corporation (the "Company"), will be held on Tuesday, June 8, 1999, at 9:00 a.m., Central Daylight Time, at the offices of the Company, 7272 Pinemont, Houston, Texas 77040, for the following purposes:

          (1) To elect five directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

          (2) To vote on a proposal to approve the DXP Enterprises, Inc. 1999 Employee Stock Option Plan;

          (3) To vote on a proposal to approve the DXP Enterprises, Inc. 1999 Non-Employee Director Stock Option Plan; and

          (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The holders of record of Common Stock, Series A Preferred Stock and Series B Preferred Stock of the Company at the close of business on April 28, 1999, will be entitled to vote at the meeting.

                                            By Order of the Board of Directors,

                                            /s/ GARY A. ALLCORN

                                            GARY A. ALLCORN
                                            Secretary

April 30, 1999

                             DXP ENTERPRISES, INC.

                                PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 8, 1999

     This Proxy Statement is furnished to the shareholders of DXP Enterprises, Inc. (the "Company"), 7272 Pinemont, Houston, Texas 77040 (Tel. No. 713/996-4700), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of shareholders to be held on Tuesday, June 8, 1999, at 9:00 a.m., Central Daylight Time, at the offices of the Company, 7272 Pinemont, Houston, Texas 77040, or any adjournment thereof.

     Proxies in the form enclosed, properly executed by shareholders and received in time for the meeting, will be voted as specified therein. If a shareholder does not specify otherwise, the shares represented by his or her proxy will be voted for the director nominees listed therein and for approval of the DXP Enterprises, Inc. 1999 Employee Stock Option Plan (the "Employee Stock Option Plan") and the DXP Enterprises, Inc. 1999 Non-Employee Director Stock Option Plan (the "Director Stock Option Plan"). The giving of a proxy does not preclude the right to vote in person should the person giving the proxy so desire, and the proxy may be revoked at any time before it is exercised by written notice delivered to the Company at or prior to the meeting. This Proxy Statement and accompanying form of proxy are to be mailed on or about April 30, 1999, to shareholders of record on April 28, 1999 (the "Record Date").

     At the close of business on the Record Date, there were outstanding and entitled to vote 4,036,010 shares of Common Stock, 2,992 shares of Series A Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"), and 15,000 shares of Series B Preferred Stock, par value $1.00 per share (the "Series B Preferred Stock"), and only the holders of record on such date are entitled to vote at the meeting.

     The holders of record of Common Stock on the Record Date will be entitled to one vote per share on each matter presented to such holders at the meeting. The holders of record of Series A Preferred Stock and Series B Preferred Stock on the Record Date will be entitled to one-tenth of one vote per share on each matter presented to such holders at the meeting voting together with the holders of Common Stock as a single class. The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock is necessary to constitute a quorum for the transaction of business at the meeting.

                       MATTERS TO COME BEFORE THE MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

     At the meeting, five directors are to be elected for a one year term expiring at the 2000 Annual Meeting of Shareholders.

     The holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, are entitled to elect the five nominees for election to the Board of Directors. All directors of the Company hold office until the next annual meeting of shareholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

     It is the intention of the persons named in the proxies for the holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock to vote the proxies for the election of the nominees named below, unless otherwise specified in any particular proxy. The management of the Company does not contemplate that any of the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by the Board of Directors. In accordance with the Company's by-laws and Texas law, a shareholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for directors or may withhold authority to vote for all nominees for directors. The director nominees receiving a plurality of the votes of the holders of shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, present in person or by proxy at the meeting and entitled to vote on the election of directors, will be elected directors. Abstentions and broker non-votes (i.e., shares held in street name for which the record holder does not have discretionary authority to vote under the rules of the New York Stock Exchange) will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election.

     The persons listed below have been nominated for election to fill the five director positions to be elected by the holders of the Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class.

                                                                                       DIRECTOR
NOMINEE                                     AGE       POSITION WITH THE COMPANY         SINCE
-------                                     ---       -------------------------        --------
David R. Little...........................  47    Chairman of the Board, President       1996
                                                  and Chief Executive Officer
Jerry J. Jones............................  60    Senior Vice President/Operations       1996
                                                  and Director
Cletus Davis..............................  69    Director                               1996
Kenneth H. Miller.........................  60    Director                               1996
Thomas V. Orr.............................  48    Director                               1996

INFORMATION REGARDING NOMINEES AND DIRECTORS

  Background of Nominees for Director

     David R. Little. Mr. Little has served as Chairman of the Board, President and Chief Executive Officer of the Company since its organization in 1996 and also has held these positions with SEPCO Industries, Inc. ("SEPCO"), a wholly owned subsidiary of the Company, since he acquired a controlling interest in SEPCO in 1986. Mr. Little has been employed by SEPCO since 1975 in various capacities, including Staff Accountant, Controller, Vice President/Finance and President.

     Jerry J. Jones. Mr. Jones has served as a Director since July 1996 and as Senior Vice President/ Operations since September 1997. From August 1996 to September 1997, Mr. Jones served as Senior Vice President/Corporate Development. Mr. Jones also has served as a Director of SEPCO since 1986 and as Senior Vice President/Corporate Marketing of SEPCO since June 1995. From February 1993 to June 1995, Mr. Jones served as President of T. L. Walker Bearing Company, a subsidiary of SEPCO. Prior to his employment with SEPCO, Mr. Jones served as President and Chief Executive Officer of The Energy Partners, Inc./Perry Oceanographics, a renewable energy development company and offshore underwater equipment manufacturer, from November 1989 to December 1992.

     Cletus Davis. Mr. Davis has served as a Director of the Company since August 1996. Mr. Davis also has served as a Director of SEPCO since May 1996. Mr. Davis is an attorney practicing in the areas of commercial real estate, banking, corporate, estate planning and general litigation and is also a trained mediator. From May 1988 to February 1992, Mr. Davis was a member of the law firm of Wood, Lucksinger & Epstein. Since March 1992, Mr. Davis has practiced law with the law firm of Cletus Davis, P.C.

     Kenneth H. Miller. Mr. Miller has served as a Director of the Company since August 1996. Mr. Miller also has served as a Director of SEPCO since April 1989. Mr. Miller is a Certified Public Accountant and has been a solo practitioner since 1983.

     Thomas V. Orr. Mr. Orr has served as a Director of the Company since August 1996. Mr. Orr also has served as a Director of SEPCO since May 1996. Mr. Orr has been Executive Managing Director of Morgan Keegan & Company, Inc. ("Morgan Keegan"), an investment banking firm, since August 1997. From February 1995 to July 1997 he was a Senior Vice President and Divisional Manager of Morgan Keegan. From June 1990 to January 1995, Mr. Orr was a Divisional Sales Manager for two years and Branch Office Manager for three years for Paine Webber, Inc., an investment banking firm.

  Committees of the Board of Directors and Meeting Attendance

     The Board of Directors has established an Audit Committee and a Compensation Committee. The Board of Directors has not established a nominating committee. During the fiscal year ended December 31, 1998, the Board of Directors and the Compensation Committee met one time, and the Audit Committee met two times. No director attended less than 75% of the meetings of the Board of Directors and committees of which he is a member.

     The Audit Committee, composed of Messrs. Davis, Miller and Orr, makes recommendations to the Board of Directors on matters regarding the independent public accountants of the Company and the annual audit of the Company's financial statements and accounts. The Compensation Committee, composed of Messrs. Davis, Miller and Orr, makes recommendations to the Board of Directors regarding compensation for the Company's executive officers, directors, employees, consultants and agents, and acts as the administrative committee for the Company's stock plans.

PROPOSAL 2: APPROVAL OF THE EMPLOYEE STOCK OPTION PLAN

  General

     At the meeting, the shareholders of the Company will be asked to vote on a proposal to approve the Employee Stock Option Plan. Approval of the Employee Stock Option Plan requires the affirmative vote of the holders of a majority of the votes represented by the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, present in person or by proxy at the meeting. The text of the proposed Employee Stock Option Plan is set forth in full in Annex A to this proxy statement.

  Reasons for the Employee Stock Option Plan

     The Board of Directors believes that it is in the best interest of the Company to encourage ownership of the Company's stock by its employees and consultants. Providing an opportunity to hold an equity interest in the Company assists the Company in attracting and retaining key management and consulting personnel, which is critical to the Company's long-term success. The Company anticipates that the number of shares of Common Stock available for incentive stock options under its Long-Term Incentive Plan will be depleted during 1999, and the Board of Directors of the Company has determined that, to continue to provide performance-based incentive to the Company's management and key employees, it is in the best interest of the Company to adopt the Employee Stock Option Plan.

     The Board of Directors has approved the Employee Stock Option Plan and has directed that the same be presented to the shareholders for their approval.

  Certain Considerations

     Shareholders should note that certain disadvantages may result from the adoption of the Employee Stock Option Plan, including a reduction in their interest of the Company with respect to earnings per share, voting, liquidation value and book and market value per share if options to acquire shares of Common Stock are granted and subsequently exercised.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE EMPLOYEE STOCK OPTION PLAN. Approval of the Employee Stock Option Plan requires the affirmative vote of the holders of a majority of the votes represented by the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, present in person or by proxy at the meeting. If not otherwise provided, proxies will be voted "FOR" approval of the Employee Stock Option Plan. Abstentions and broker non-votes will be counted as shares entitled to vote on the proposal, but will not be treated as either a vote for or against the proposal. Therefore, an abstention or broker non-vote has the same effect as a vote against the proposal.

PROPOSAL 3: APPROVAL OF THE DIRECTOR STOCK OPTION PLAN

  General

     At the meeting, the shareholders of the Company will be asked to vote on a proposal to approve the Director Stock Option Plan. Approval of the Director Stock Option Plan requires the affirmative vote of the holders of a majority of the votes represented by the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, present in person or by proxy at the meeting. The text of the proposed Director Stock Option Plan is set forth in full in Annex B to this proxy statement. The Director Stock Option Plan will (i) provide for the grant of options to purchase 1,000 shares of Common Stock to each existing non-employee director who has served since September 1, 1998, (ii) provide for the grant of options to purchase 5,000 shares of Common Stock to any new non-employee director on the date of his or her election and (iii) provide for the grant of options annually to purchase 1,000 shares of Common Stock to each non-employee director on July 1 of each year, beginning July 1, 1999.

  Reasons for the Director Stock Option Plan

     The Board of Directors believes that it is in the best interest of the Company to attract and retain the services of experienced and knowledgeable non-employee directors of the Company and to provide an incentive for such directors to increase their proprietary interests in the Company's long-term success and progress. In furtherance thereof, the Board of Directors has adopted the Director Stock Option Plan and has directed that the same be presented to the shareholders for their approval.

  Certain Considerations

     Shareholders should note that certain disadvantages may result from the adoption of the Director Stock Option Plan, including a reduction in their interest of the Company with respect to earnings per share, voting, liquidation value and book and market value per share if options to acquire shares of Common Stock are granted and subsequently exercised.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE DIRECTOR STOCK OPTION PLAN. Approval of the Director Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, present in person or by proxy at the meeting. If not otherwise provided, proxies will be voted "FOR" approval of the Director Stock Option Plan. Abstentions and broker non-votes will be counted as shares entitled to vote on the proposal, but will not be treated as either a vote for or against the proposal. Therefore, an abstention or broker non-vote has the same effect as a vote against the proposal.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of April 15, 1999, with respect to (i) persons known to the Company to be beneficial holders of five percent or more of either the outstanding shares of Common Stock, Series A Preferred Stock or Series B Preferred Stock, (ii) named executive officers and directors of the Company and (iii) all executive officers and directors of the Company as a group.

                                                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(2)
                                             -------------------------------------------------------
                                                                SERIES A           SERIES B
NAME AND ADDRESS                              COMMON            PREFERRED          PREFERRED
OF BENEFICIAL OWNER(1)                         STOCK      %       STOCK      %       STOCK       %
----------------------                       ---------   ----   ---------   ----   ---------   -----
Gary A. Allcorn(3).........................  2,247,686   48.9        --       --    15,000     100.0
David R. Little(4).........................  1,061,113   21.5        --       --        --        --
Bryan H. Wimberly(5).......................    418,885   10.0        --       --        --        --
Jerry J. Jones(6)..........................    360,348    8.0        --       --        --        --
DXP Enterprises, Inc. Employee
  Stock Ownership Plan.....................    938,021   22.6     1,870     62.5        --        --
  c/o River Oaks Trust Company, Trustee
  2001 Kirby
  Houston, Texas 77210
J. Michael Wappler(7)......................    220,414    5.3        --       --        --        --
  7272 Pinemont
  Houston, Texas 77040
Donald E. Tefertiller(8)...................     46,765    1.1       374     12.5        --        --
  4425 Congressional Drive
  Corpus Christi, Texas 78413
Norman O. Schenk(9)........................     40,217    1.0       374     12.5        --        --
  4415 Waynesboro
  Houston, Texas 77035
Charles E. Jacob(10).......................     24,103      *       187      6.3        --        --
  P. O. Box 57
  Maypearl, Texas 76064
Ernest E. Herbert(11)......................     23,857      *       187      6.3        --        --
  57 Coronado Avenue
  Kenner, Louisiana 70065
Thomas V. Orr, Director(12)................      6,500      *        --       --        --        --
Kenneth H. Miller, Director(13)............      6,500      *        --       --        --        --
Cletus Davis, Director(14).................      6,500      *        --       --        --        --
All executive officers, directors and
  nominees as a group (7 persons)(15)......  4,332,946   74.4        --       --    15,000     100.0

---------------

  *   Less than 1%.

 (l) Each beneficial owner's percentage ownership is determined by assuming that options, warrants and other convertible securities that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days have been exercised or converted.

 (2) Unless otherwise noted, the Company believes that all persons named in the above table have sole voting and investment power with respect to all shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock beneficially owned by them.

 (3) Includes 1,712,796 shares of Common Stock and 15,000 shares of Series B Preferred Stock owned by the Kacey Joyce, Andrea Rae and Nicholas David Little 1988 Trusts (the "Trusts") for which Mr. Allcorn serves as trustee. Because of this relationship, Mr. Allcorn may be deemed to be the beneficial owner of such shares and the 420,000 shares of Common Stock issuable upon conversion of the 15,000 shares of Series B Preferred Stock held by the Trusts. Also includes 20,000 shares of Common Stock issuable upon exercise of an option and 7,690 shares of Common Stock held of record by the Company's Employee Stock Ownership Plan (the "ESOP") for Mr. Allcorn's account.

 (4) Includes 800,000 shares of Common Stock issuable to Mr. Little upon exercise of an option and 41,313 shares of Common Stock held of record by the ESOP for Mr. Little's account.

 (5) Includes 50,400 shares of Common Stock owned of record by a trust of which Mr. Wimberly is one-third beneficiary and 48,800 shares of Common Stock issuable upon exercise of an option granted to Mr. Wimberly. Also includes 9,825 shares of Common Stock held by the ESOP for Mr. Wimberly's account.

 (6) Includes 359,200 shares of Common Stock issuable upon exercise of an option granted to Mr. Jones and 1,148 shares of Common Stock held by the ESOP for Mr. Jones's account.

 (7) Includes 8,064 shares of Common Stock held of record by the ESOP for Mr. Wappler's account.

 (8) Includes 4,000 shares of Common Stock issuable upon exercise of an option and 11,965 shares of Common Stock held by the ESOP for Mr. Tefertiller's account.

 (9) Includes 9,417 shares of Common Stock held of record by the ESOP for Mr. Schenk's account.

(10) Includes 8,503 shares of Common Stock held of record by the ESOP for Mr. Jacob's account.

(11) Includes 12,107 shares of Common Stock held of record by the ESOP for Mr. Herbert's account.

(12) Includes 6,500 shares of Common Stock issuable upon exercise of options.

(13) Includes 6,500 shares of Common Stock issuable upon exercise of options.

(14) Includes 6,500 shares of Common Stock issuable upon exercise of options.

(15) See notes (3) through (6) and (12) through (14).

                      EXECUTIVE OFFICERS AND COMPENSATION

     The following section sets forth the names and background of the Company's executive officers.

BACKGROUND OF EXECUTIVE OFFICERS

                                                                          DATE OF
                                                                           FIRST
NAME                                       OFFICES HELD                   ELECTION      AGE
----                          --------------------------------------   --------------   ---
David R. Little.............  Chairman of the Board, President and     July 1996        47
                              Chief Executive Officer
Jerry J. Jones..............  Senior Vice President/Operations         August 1996      60
Bryan H. Wimberly...........  Senior Vice President/Corporate          August 1996      59
                                Development
Gary A. Allcorn.............  Senior Vice President/Finance, Chief     July 1996        46
                                Financial Officer and Secretary
Richard A. Fortune..........  Senior Vice President/Information        October 1998     52
                                Technology
Dan L. Rice.................  Senior Vice President/Marketing          September 1998   40

     For further information regarding the backgrounds of Mr. Little and Mr. Jones, see "Background of Nominees for Director".

     Bryan H. Wimberly. Mr. Wimberly has served as Senior Vice President/Corporate Development since September 1997. Mr. Wimberly also has served as a Director of the Company since July 1996. Mr. Wimberly has declined to stand for re-election to the Board of Directors of the Company. From August 1996 to September 1997, he served as Senior Vice President/Pump, Bearing, Power Transmission and Valve Automation Group. Mr. Wimberly also has served as a Director of SEPCO since 1987 and the President and

Chief Operating Officer of SEPCO since October 1995. Mr. Wimberly has been employed by SEPCO since 1987 in various capacities, including Senior Vice President/Operations.

     Gary A. Allcorn. Mr. Allcorn has served as Senior Vice President/Finance of the Company since August 1996 and was appointed Chief Financial Officer in November 1997. Mr. Allcorn also has served as Secretary of the Company since July 1996. Mr. Allcorn also has held these positions with SEPCO since December 1995. Mr. Allcorn has been employed with SEPCO since 1985 in various capacities, including Vice-President/Finance and Chief Financial Officer.

     Richard A. Fortune. Mr. Fortune was elected Senior Vice
President/Information Technology in October 1998. Mr. Fortune served as project manager for Wang Global Systems, Inc., a high technology services company, from March 1993 to October 1998.

     Dan L. Rice. Mr. Rice was elected Senior Vice President/Marketing in September 1998 after having served as the head of DXP's marketing since July 1998. From June 1996 through June 1998, Mr. Rice served as general manager of Rockwell Automation de Mexico, S.A. de C.V., a diversified electronics manufacturing company. Prior to that, from March 1992 to May 1996, he was global account director for Rockwell Automation, Inc., U.S.A., a diversified electronics manufacturing company.

     All officers of the Company hold office until the regular meeting of directors following the annual meeting of shareholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

COMPENSATION COMMITTEE REPORT

     The Board established a Compensation Committee (the "Committee") on August 12, 1996, which is composed of Cletus Davis, Tommy Orr and Kenneth Miller, all of whom are outside directors. The purpose of the Committee is to review, approve and make recommendations to the Board of Directors on matters regarding the compensation of officers, directors, employees, consultants and agents of the Company and act as the administrative committee for any stock plans of the Company. The Committee makes its compensation decisions based upon its own research and analysis. The Company is prepared to engage an outside compensation consultant if the Committee so requests.

     The Committee believes that the Company's past and future success is the result of a highly qualified and stable management team. The Company believes that the stability of a management team is important to its success and has adopted a strategy to (i) compensate its executive officers through a stable base salary set at a sufficiently high level to retain and motivate such officers, (ii) link a portion of their compensation to their individual and the Company's performance and (iii) provide a portion of their compensation in a manner that aligns the financial interests of the Company's executive officers with those of the Company's shareholders.

     The Company was privately held until December 1996. The compensation packages of the Company's executive officers were established by SEPCO prior to the Company becoming public and were assumed by the Company upon completion of the SEPCO reorganization. The Committee reviewed these executive compensation packages with its outside advisors and determined that they were consistent with the long-term strategies of the Company.

     The major components of the Company's executive compensation program consist of base salary, incentive compensation tied to the Company's performance and equity participation in the form of stock ownership and stock options.

  Base Salary

     Base salaries for the Company's executives are influenced by both objective and subjective criteria. Salaries are determined by reviewing the executive level of responsibility, tenure with the Company, prior year compensation and effectiveness of the management team. In setting compensation levels for positions other than the Chief Executive Officer, the Committee considers recommendations from the Company's Chief

Executive Officer. The Committee believes executive base salaries and incentive compensation for 1998 were reasonable based upon the duties and responsibilities of those executives.

  Incentive Compensation

     The Committee believes incentive compensation tied to the Company's performance is a key component of executive compensation. The incentive compensation for the Company's executive officers ranges from 20% to 40% of the cash portion of their annual compensation package. The Committee believes this type of incentive compensation motivates the executive to focus on the Company's performance. Additionally, poor Company performance results in lower compensation for the executives.

  Stock Options

     The Committee believes equity participation is a key component of the Company's executive compensation program. Stock options are granted to executives based upon the officer's past and anticipated contribution to the growth and profitability of the Company. The Committee also believes that the granting of stock options enhances shareholder value by aligning the financial interests of the executive with those of the Company's shareholders.

  Chief Executive Officer's 1998 Compensation

     The compensation paid to Mr. Little, the Company's Chief Executive Officer, in 1998 consisted of base salary and incentive compensation and was established pursuant to his employment agreement with SEPCO which reflects the compensation policies described above. In 1998, Mr. Little received $275,917 in base pay and $151,625 in incentive compensation pursuant to his employment agreement.

SUMMARY OF COMPENSATION

     Set forth in the following table is certain compensation information concerning the Chief Executive Officer and each of the Company's other most highly compensated executive officers as to whom the total annual salary and bonus for the fiscal year ended December 31, 1998, exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM
                                                        ANNUAL COMPENSATION          COMPENSATION
                                                  --------------------------------   ------------
                                                                         OTHER        SECURITIES
                                                                         ANNUAL       UNDERLYING
                                                  SALARY     BONUS    COMPENSATION     OPTIONS
NAME AND PRINCIPAL POSITION                YEAR     ($)       ($)         ($)            (#)
---------------------------                ----   -------   -------   ------------   ------------
David R. Little..........................  1998   275,917   151,625       --                --
  President and Chief Executive Officer    1997   279,277   112,849       --                --
                                           1996   263,714    93,454       --                --
Jerry J. Jones...........................  1998   139,724   101,083       --                --
  Senior Vice President/Operations         1997   131,672    75,035       --                --
                                           1996   116,264    62,516       --                --
Bryan H. Wimberly........................  1998   137,726    32,024       --                --
  Senior Vice President/Corporate          1997   142,567    94,227       --                --
  Development                              1996   136,031    65,620       --                --
Gary A. Allcorn..........................  1998   123,617    50,542       --                --
  Senior Vice President/Finance            1997   123,066    30,023       --                --
  and Chief Financial Officer              1996   114,161    10,741       --            20,000

---------------

(1) Represents payments to Mr. Jones in respect of the repurchase by the Company of shares acquired by Mr. Jones on exercise of options held by him.

     The following table sets forth information concerning the value of unexercised options held by each of the executive officers named in the Summary Compensation Table at December 31, 1998. None of such executive officers exercised any stock options during the year ended December 31, 1998.

                       OPTION VALUES AT DECEMBER 31, 1998

                                                            NUMBER OF
                                                      SECURITIES UNDERLYING
                                                       UNEXERCISED OPTIONS          VALUE OF UNEXERCISED
                                                      AT DECEMBER 31, 1998         IN-THE-MONEY OPTIONS AT
                                                           (# SHARES)              DECEMBER 31, 1998($)(1)
                                                   ---------------------------   ---------------------------
NAME                                               EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                               -----------   -------------   -----------   -------------
David R. Little..................................    800,000           --        $3,960,000          --
Jerry J. Jones...................................    359,200           --         1,835,512          --
Bryan H. Wimberly................................     48,800           --           257,176          --
Gary A. Allcorn..................................     20,000           --            53,250          --

---------------

(1) Based on a price per share of $6.75, the closing sale price of the Common Stock on December 31, 1998.

PERFORMANCE PRESENTATION

     The following performance graph compares the performance of the Common Stock to the S&P Midcap Industrials Index and the Nasdaq Composite (US). Information with respect to the Common Stock, the S&P Midcap Industrials Index and the Nasdaq Composite (US) is from December 27, 1996, the date on which the Common Stock first began public trading. The graph assumes that the value of the investment in the Common Stock in each index was $100 at December 27, 1996, and that all dividends were reinvested.

                                                                       S&P Midcap          Nasdaq
               Measurement Period                       DXP           Industrials        Composite
             (Fiscal Year Covered)                  Enterprises          Index              (US)
12/27/96                                                    100.00            100.00            100.00
12/31/96                                                     93.33            101.29             99.97
12/31/97                                                     76.66            125.85            122.11
12/31/98                                                     45.00            153.93            171.19

---------------

Source: Carl Thompson Associates, www.ctaonline.com, (303)494-5472. Data from Bloomberg Financial Markets.

COMPENSATION OF DIRECTORS

     The Company's Bylaws provide that directors may be paid their expenses, if any, and may be paid a fixed sum for attendance of each Board of Directors meeting. The Company pays each non-employee director $1,000 per committee or board meeting attended, not to exceed $1,500 in the event two meetings occur on the same day. In 1998, Messrs. Davis, Miller and Orr each received $3,000 for attendance at board and committee meetings.

EMPLOYMENT AGREEMENTS

     The Company has entered into an employment agreement (the "Little Employment Agreement"), effective July 1, 1996, as amended, with Mr. Little. The Little Employment Agreement is for a term of three years, renewable annually for a term to extend three years from such renewal date. The Little Employment Agreement provides for compensation in a minimum amount of $260,000 per annum, to be reviewed at least annually for possible increases, monthly bonuses equal to 3% of the profit before tax of SEPCO as shown on the books and records of SEPCO at the end of each month and other perquisites in accordance with SEPCO policy. In the event Mr. Little terminates his employment for "Good Reason" (as defined therein), or is terminated by the Company for other than "Good Cause" (as defined therein), Mr. Little would receive a cash lump sum payment equal to the sum of (i) the base salary for the remainder of the employment period under the Little Employment Agreement, (ii) an amount equal to the sum of the most recent 12 months of bonuses paid to him, (iii) two times the sum of his current annual base salary plus the total of the most recent 12 months of bonuses, (iv) all compensation previously deferred and any accrued interest thereon, and any accrued vacation pay not yet paid by the Company and (v) continuation of benefits under the Company's benefit plans for the current employment period. Mr. Little is also entitled under the Little Employment Agreement to certain gross-up payments if an excise tax is imposed pursuant to Section 4999 of the Code, which imposes an excise tax on certain severance payments in excess of three times an annualized compensation amount following certain changes in control or any payment of distribution made to him. As amended on May 21, 1998, the Little Employment Agreement will terminate on June 30, 1998 if Mr. Little enters into a new agreement with the Company, as approved by the Compensation Committee, and will not be renewable automatically. If Mr. Little has not entered into a new employment agreement with the Company by June 30, 1998, the Little Employment Agreement will terminate June 30, 2001.

     The Company also has entered into employment agreements (each Employment Agreement hereinafter referred to as an "Employment Agreement" and the four Employment Agreements hereinafter collectively referred to as "Employment Agreements"), effective as of July 1, 1996, as amended, with Messrs. Jerry J. Jones, Bryan H. Wimberly and Gary A. Allcorn, (each hereinafter referred to as "Employee"). Each Employment Agreement is for a term of one year, renewable automatically for a one-year term. The Employment Agreements provide for (i) annual salary ("Salary") in the amounts of $130,001 for Mr. Jones, $130,000 for Mr. Wimberly and $113,100 for Mr. Allcorn, and (ii) other perquisites in accordance with Company policy. The Employment Agreements provide for bonuses as follows: (i) Mr. Jones is entitled to a monthly bonus of two percent of the monthly profit before tax of the Company, excluding sales of fixed assets and extraordinary items; (ii) Mr. Wimberly is entitled to a monthly bonus of two percent of the monthly profit before tax of SEPCO, excluding sales of fixed assets and extraordinary items; and (iii) Mr. Allcorn is entitled to a monthly bonus of one percent of the monthly profit before tax of the Company, excluding sales of fixed assets and extraordinary items. The Employment Agreements were amended on May 21, 1998 to provide that the aggregate of the monthly bonuses in any one year may not exceed twice the annual base salary paid to the Employee. The May 1998 amendment also provides that the Employment Agreements will not be renewed on July 1, 1998 if Messrs. Jones, Wimberly and Allcorn have entered into new employment agreements with the Company, as approved by the Compensation Committee.

     In the event Employee terminates his employment for "Good Reason" (as defined therein), or is terminated by the Company for other than "Cause" (as defined therein), such Employee would receive (i) 12 monthly payments each equal to one month of the Salary, (ii) a termination bonus equal to the previous 12 monthly bonuses and (iii) any other payments due through the date of termination. In the event Employee dies, become disabled, terminates the Employment Agreement with notice or the Employment

Agreement is terminated by the Company for Cause, Employee or Employee's estate, as applicable, would receive all payments then due him under the Employment Agreement through the date of termination.

BENEFIT PLANS

  Employee Stock Ownership Plan

     The Company maintains the ESOP for the benefit of eligible employees pursuant to which annual contributions may be made. The amount and form of the annual contribution is within the discretion of the Company's Board of Directors. Such contributions are limited to a maximum of 15% of the total compensation paid to all participants eligible to receive an allocation during the fiscal year. The Company (or its predecessor, SEPCO) contributed $150,000 for each of the fiscal years of the ESOP ending on December 31 of 1998, 1997 and 1996. The ESOP currently is administered by the Company's Compensation Committee.

  Long-Term Incentive Plan

     In August 1996, the Company established a Long-Term Incentive Plan (the "LTIP"). The LTIP provides for the grant of stock options (which may be non-qualified stock options or incentive stock options for tax purposes), stock appreciation rights issued independent of or in tandem with such options, restricted stock awards and performance awards to certain key employees of the Company and its subsidiaries. The LTIP is administered by the Compensation Committee.

     At December 31, 1998, 27,500 shares of Common Stock (approximately 1% of the current outstanding shares of Common Stock) were available for issuance under the LTIP and options granted under the LTIP to purchase 172,500 shares of Common Stock were outstanding. In addition, as of January 1 of each year the LTIP is in effect, if the total number of shares of Common Stock issued and outstanding, not including any shares issued under the LTIP, exceeds the total number of shares of Common Stock issued and outstanding as of January 1 of the preceding year, the number of shares available will be increased by an amount such that the total number of shares available for issuance under the LTIP equals 5% of the total number of shares of Common Stock outstanding, not including any shares issued under the LTIP. Lapsed, forfeited or canceled awards will not count against these limits. Cash exercises of SARs and cash settlement of other awards will also not be counted against these limits but the total number of SARs and other awards settled in cash shall not exceed the total number of shares authorized for issuance under the LTIP (without reduction for issuances).

TRANSACTIONS

     In December 1989, the Company restructured certain loans previously made by the Company to David R. Little, Chairman of the Board, President and Chief Executive Officer of the Company, pursuant to which Mr. Little executed two promissory notes in the amounts of $149,910 and $58,737, respectively, each bearing interest at 9% per annum. The notes require monthly payments of $1,349 and $528, respectively. The outstanding balances of such loans at December 31, 1998, were $127,814 and $50,080, respectively.

     The Company from time to time has made non-interest bearing advances to Mr. Little that as of December 31, 1998 totaled approximately $420,439. The Company and Mr. Little have agreed that the amount of non-interest bearing advances made to Mr. Little will not exceed the amount outstanding at December 31, 1998. The largest aggregate amount of Mr. Little's indebtedness outstanding to the Company during the year ended December 31, 1998 was approximately $420,439.

     In November 1998, the Company loaned Gary Allcorn, Senior Vice President/Finance and Chief Financial Officer, $17,500. This loan bears interest at an annual rate equal to 8% and matures in November 1999.

     Mr. Allcorn, Senior Vice President/Finance and Chief Financial Officer of the Company, is the trustee of three trusts for the benefit of Mr. Little's children, each of which holds 570,932 shares of Common Stock and

5,000 shares of Series B Preferred Stock. Mr. Allcorn exercises sole voting and investment power over the shares held by such trusts.

     Mr. Little has personally guaranteed up to $500,000 of the obligations of the Company under the loan agreement with its principal lender. In addition, all of the shares of Common Stock and Series B Preferred Stock held in trust for Mr. Little's children have been pledged to such lender to secure the obligations of the Company under the loan agreement.

                   DESCRIPTION OF PROPOSED STOCK OPTION PLANS

     Pursuant to applicable federal securities laws, the Company is required to furnish to its shareholders in this proxy statement certain information with respect to the Employee Stock Option Plan and the Director Stock Option Plan. For information concerning these plans, see "Proposal 2: Approval of the Employee Stock Option Plan", "Proposal 3: Approval of the Director Stock Option Plan" and the summaries set forth below.

     The following summaries do not purport to be complete summaries of the Company's stock option plans and are qualified in their entirety by reference to the plans.

SUMMARY OF THE EMPLOYEE STOCK OPTION PLAN

     The Board of Directors adopted the Employee Stock Option Plan on April 19, 1999, subject to approval by the shareholders of the Company. A complete copy of the Employee Stock Option Plan is attached to this proxy statement as Annex A. The following description of the Employee Stock Option Plan is qualified in its entirety by reference to Annex A, which is incorporated herein by reference as if fully set forth herein. The Employee Stock Option Plan authorizes a committee of the Board of Directors to issue options intended to qualify as incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and stock options that are not intended to conform to the requirements of Section 422 of the Code ("Non-ISOs"). Under the terms of the Employee Stock Option Plan, the exercise price of each ISO cannot be less than 100% of the fair market value of the Common Stock at the time of grant, and, in the case of a grant to a 10% shareholder, the exercise price may not be less than 110% of the fair market value on the date of grant. The exercise price of each Non-ISO may not be less than 100% of the fair market value of the Common Stock on the date of grant. Options granted under the Employee Stock Option Plan may not be exercised after the tenth anniversary (or the fifth anniversary in the case of an option granted to a 10% shareholder) of their grant. Payments by option holders upon exercise of an option may be made by delivering cash. The Employee Stock Option Plan currently authorizes: (i) options to acquire up to an aggregate of 500,000 shares of Common Stock to be granted; (ii) grants of ISOs to eligible employees and grants of Non-ISOs to any individual with substantial responsibility for the Company's management and growth, as determined by a committee of the Board of Directors; (iii) adjustments to the number and class of shares outstanding pursuant to granted options and reserved under the Employee Stock Option Plan in the event of a capital adjustment; (iv) an opportunity for outstanding options to be exercised subsequent to a merger or disposition of all of the Company's assets and for the optionee to receive shares to which he would have been entitled prior to such merger or disposition; and (v) grants of options in substitution for options held by employees of other corporations who are about to become Company employees or whose employer is about to become a parent or subsidiary of the Company. The Company currently has approximately 675 full-time employees, including 6 executive officers, each of whom may be eligible to receive grants under the Employee Stock Option Plan. Other persons with substantial responsibility for the Company's management and growth may be eligible to receive grants under the Employee Stock Option Plan at the discretion of a committee of the Board of Directors.

  Federal Tax Consequences

     Options granted under the Employee Stock Option Plan may be either ISOs which satisfy the requirements of Section 422 of the Code or Non-ISOs that are not intended to meet these requirements. The federal income tax treatment for the two types of options differs as follows.

     ISOs. In general, no tax consequences should result from the grant to or exercise by an employee of an ISO under the Employee Stock Option Plan. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a disposition.

     For federal tax purposes, dispositions are either qualifying or disqualifying. An optionee makes a qualifying disposition of the purchased shares if he sells or otherwise disposes of the shares after holding them for more than two years after the date the option was granted and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition, a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, the excess of (x) the fair market value of those shares on the date the option was exercised over (y) the exercise price paid for the shares generally will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain. If, however, the disqualifying disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized, the amount of ordinary income realized by the optionee cannot exceed the amount realized on the sale or exchange over the exercise price paid for the shares.

     If the optionee makes a disqualifying disposition of the purchased shares, the Company will be entitled to an income tax deduction for the taxable year in which the disposition occurs, equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-ISOs. No taxable income is recognized by an optionee upon the grant of a Non-ISO. The optionee will generally recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the date of exercise over the exercise price paid for the shares. The Company is entitled to a deduction in the same amount as the income recognized by the optionee.

SUMMARY OF THE DIRECTOR STOCK OPTION PLAN

     The Board of Directors adopted the Director Stock Option Plan on April 19, 1999, subject to approval by the shareholders of the Company. The Director Stock Option Plan provides for the automatic grant of stock options to non-employee directors. The Company currently has three non-employee directors, each of whom is eligible to receive grants under the Director Stock Option Plan. The purposes of the Director Stock Option Plan are to attract and retain the services of experienced and knowledgeable non-employee directors of the Company and to increase their proprietary interests in the Company's long-term success and progress. A committee designated by the Board of Directors shall administer the Director Stock Option Plan. A complete copy of the Director Stock Option Plan is attached to this proxy statement as Annex B. The following description of the Director Stock Option Plan is qualified in its entirety by reference to Annex B, which is incorporated herein by reference as if fully set forth herein.

     Under the Director Stock Option Plan, an aggregate of 200,000 shares of Common Stock have been authorized and reserved for issuance to non-employee directors. The aggregate number of shares of Common Stock for which options may be granted under the Director Stock Option Plan may be adjusted based on certain anti-dilution provisions contained in the Director Stock Option Plan. The Director Stock Option Plan will (i) provide for the grant of options to purchase 1,000 shares of Common Stock to each existing non-employee director who has served since September 1, 1998, (ii) provide for the grant of options to purchase 5,000 shares of Common Stock to any new non-employee director on the date of his or her election and (iii) provide for the grant of options annually to purchase 1,000 shares of Common Stock to each non-employee director on July 1 of each year, beginning July 1, 1999 ("Automatic Options"). Under the terms of the Director Stock Option Plan, the exercise price of each option will be the closing sale price of the Common Stock on the date of the grant. Each stock option granted to a non-employee director will terminate ten years after the date the option is granted or, if earlier, on the last day of the three-year period commencing on the date the optionee ceases to be a director for any reason other than death, retirement (after completing six full terms or six years of service as a director of the Company) or disability. If an optionee ceases to be a director of the Company for any reason other than his death, disability or retirement, his option will not continue to vest after he is no longer a director of the Company. If an optionee ceases to be a director of the Company due to his death, disability or retirement, his option will continue to vest after his cessation of service as a director of the Company until the option expires ten years after the grant of the option. Automatic Options are fully vested and exercisable when they are granted. Options other than Automatic Options vest and are exercisable in one-third annual increments commencing on the first anniversaries of when they are granted.

NEW PLAN BENEFITS

     The following table sets forth information concerning the determinable benefits and amounts that have been received by or allocated to the individuals and groups identified below under the Director Stock Option Plan.

NAME AND POSITION                            PLAN NAME   DOLLAR VALUE($)   NUMBER OF OPTIONS
-----------------                            ---------   ---------------   -----------------
Executive Group............................    (1)            (2)                   --
Non-Executive Director Group...............    (1)            (2)                6,000(3)

---------------

(1) 1999 Non-Employee Director Stock Option Plan.

(2) The actual dollar value, if any, a person may realize will depend on the excess of the per share price of the Common Stock over the per share exercise price on the date the option is exercised. Each option granted under the Director Stock Option Plan will have an exercise price equal to the fair market value of the Common Stock on the date of grant.

(3) Each non-employee director will be granted 1,000 options to purchase Common Stock upon approval of the Director Stock Option Plan and an additional 1,000 options to purchase Common Stock on July 1, 1999 pursuant to the terms of the Director Stock Option Plan.

  Federal Tax Consequences

     The grant of non-qualified stock options under the Director Stock Option Plan will not result in the recognition of any taxable income by the director. A director will recognize ordinary income in the year in which the option is exercised equal to the fair market value of the purchased shares on the date of exercise over the exercise price paid for the shares. The Company is entitled to a deduction equal to the amount recognized as income by the director on the exercise of a non-qualified stock option.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Arthur Andersen LLP ("Arthur Andersen") served as the Company's principal independent accountants for the fiscal years ending December 31, 1996, 1997 and 1998 and has been recommended by the Audit Committee to serve the current year. Representatives of Arthur Andersen are expected to be present at the annual meeting of shareholders, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file statements on Form 3, Form 4, and Form 5 of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the regulation to furnish the Company with copies of all Section 16(a) reports which they file.

     Based solely on a review of reports on Form 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, reports on Form 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year and written representations from reporting persons that no report on

Form 5 was required, the Company believes that, except as set forth below, all filing requirements were met during 1998. The Form 3, reporting initial stock ownership, filed for each of Michael J. Wappler, David C. Vinson, Dan L. Rice, Jerry L. Owen, James M. Ewan, and Richard A. Fortune was not filed within the time period set forth in the instructions to Form 3. Each of Messrs. Wappler, Vinson, Rice, Owen and Ewan did not file a Form 3 by September 25, 1998 as required. A Form 3 was filed on February 15, 1999 for each of Messrs. Wappler, Vinson, Rice, Owen and Ewan. Mr. Fortune did not file a Form 3 by October 15, 1998 as required. A Form 3 for Mr. Fortune was filed on February 16, 1999.

                       PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposals of shareholders intended to be included in the Company's proxy statement for the 2000 Annual Meeting of Shareholders must be received by the Company at its principal executive offices, 7272 Pinemont, Houston, Texas 77040, no later than January 1, 2000, in order to be included in the proxy statement and form of proxy relating to that meeting.

     For any proposal of a shareholder intended to be presented at the 2000 Annual Meeting of Shareholders but not included in the Company's proxy statement for such meeting, the shareholder must provide notice to the Company of the proposal no later than March 16, 2000. These requirements are separate and apart from and in addition to the requirements of federal securities laws with which a shareholder must comply to have a shareholder proposal included in the Company's Proxy Statement under Rule 14a-8 of the Securities Exchange Act of 1934.

                                 OTHER MATTERS

     The management of the Company knows of no other matters that may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

     The cost of solicitation of proxies in the accompanying form will be paid by the Company. In addition to solicitation by use of the mails, certain directors, officers or employees of the Company may solicit the return of proxies by telephone, telegram or personal interview.

                                                                         ANNEX A

                             DXP ENTERPRISES, INC.

                        1999 EMPLOYEE STOCK OPTION PLAN

                             DXP ENTERPRISES, INC.

                        1999 EMPLOYEE STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                               SECTION
                                                               -------
ARTICLE I
PLAN
Purpose.....................................................     1.1
Term of Plan................................................     1.2
ARTICLE II
  DEFINITIONS
Affiliate...................................................     2.1
Board.......................................................     2.2
Change of Control...........................................     2.3
Change of Control Value.....................................     2.4
Code........................................................     2.5
Committee...................................................     2.6
Company.....................................................     2.7
Corporate Change............................................     2.8
Disability..................................................     2.9
Employee....................................................    2.10
Exchange Act................................................    2.11
Fair Market Value...........................................    2.12
Incentive Option............................................    2.13
Mature Shares...............................................    2.14
Non-Employee Director.......................................    2.15
Nonqualified Option.........................................    2.16
Option......................................................    2.17
Optionee....................................................    2.18
Option Agreement............................................    2.19
Outside Director............................................    2.20
Plan........................................................    2.21
Retirement..................................................    2.22
Stock.......................................................    2.23
Ten Percent Stockholder.....................................    2.24
Voting Stock................................................    2.25
ARTICLE III
  ELIGIBILITY
ARTICLE IV
  GENERAL PROVISIONS RELATING TO OPTIONS
Authority to Grant Options..................................     4.1
Dedicated Shares; Maximum Options...........................     4.2
Non-Transferability.........................................     4.3
Requirements of Law.........................................     4.4
Recapitalization or Reorganization of the Company...........     4.5

                                                               SECTION
                                                               -------
ARTICLE V
  OPTIONS
Type of Option..............................................     5.1
Exercise Price..............................................     5.2
Duration of Options.........................................     5.3
Amount Exercisable..........................................     5.4
Exercise of Options.........................................     5.5
Exercise on Termination of Employment.......................     5.6
Substitution Options........................................     5.7
No Rights as Stockholder....................................     5.8
ARTICLE VI
  ADMINISTRATION
ARTICLE VII
  AMENDMENT OR TERMINATION OF PLAN
ARTICLE VIII
  MISCELLANEOUS
No Establishment of a Trust Fund............................     8.1
No Employment or Affiliation Obligation.....................     8.2
Forfeiture..................................................     8.3
Tax Withholding.............................................     8.4
Written Agreement...........................................     8.5
Indemnification of the Committee and the Board..............     8.6
Gender......................................................     8.7
Headings....................................................     8.8
Other Compensation Plans....................................     8.9
Other Options...............................................    8.10
Governing Law...............................................    8.11

                                   ARTICLE I

                                      PLAN

     1.1 Purpose. The Plan is intended to advance the best interests of the Company and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

     1.2 Term of Plan. The Plan is effective April 19, 1999, if within one year of that date it shall have been approved by at least a majority vote of stockholders voting in person or by proxy at a duly held stockholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholders' approval for this action, the approval by the stockholders of that percentage, at a duly-held meeting of stockholders. No Option shall be granted under the Plan after April 19, 2009. The Plan shall remain in effect until all Options under the Plan have been satisfied or expired.

                                   ARTICLE II

                                  DEFINITIONS

     The words and phrases defined in this Article shall have the meaning set out in these definitions throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

     2.1 "Affiliate" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     2.2  "Board" means the board of directors of the Company.

     2.3 "Change of Control" means the occurrence of any of the following after the date on which the applicable Option is granted:

          (i) a report on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) shall be filed with the Securities and Exchange Commission pursuant to the Exchange Act and that report discloses that any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), is the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
     Act), directly or indirectly, of 20 percent or more of the outstanding Voting Stock;

          (ii) any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), shall purchase securities pursuant to a tender offer or exchange offer to acquire any Voting Stock (or any securities convertible into Voting Stock) and, immediately after consummation of that purchase, that person is the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of 20 percent or more of the outstanding Voting Stock (such person's beneficial ownership to be determined, in the case of rights to acquire Voting Stock, pursuant to paragraph (d) of Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act);

          (iii) the consummation of:

             (x) a merger, consolidation or reorganization of the Company with or into any other person if as a result of such merger, consolidation or reorganization, 50 percent or less of the combined voting power of the then-outstanding securities of such other person immediately after such merger, consolidation or reorganization are held in the aggregate by the Optionees of Voting Stock immediately prior to such merger, consolidation or reorganization;

             (y) any sale, lease, exchange or other transfer of all or substantially all the assets of the Company and its consolidated subsidiaries to any other person if as a result of such sale, lease, exchange or other transfer, 50 percent or less of the combined voting power of the then-outstanding securities of such other person immediately after such sale, lease, exchange or other transfer are held in the aggregate by the Optionees of Voting Stock immediately prior to such sale, lease, exchange or other transfer; or

             (z) a transaction immediately after the consummation of which any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act) would be the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of more than 50 percent of the outstanding Voting Stock;

          (iv) the stockholders of the Company approve the dissolution of the Company; or

          (v) during any period of 12 consecutive months, the individuals who at the beginning of that period constituted the Board shall cease to constitute a majority of the Board, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least a two-thirds majority of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

     2.4  "Change of Control Value" means the amount determined in clause (i),
(ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of the Company in the merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if a Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. If the consideration offered to stockholders of the Company in any transaction described above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

     2.5  "Code" means the Internal Revenue Code of 1986, as amended.

     2.6 "Committee" means a committee of at least two persons appointed by the Board. The Committee shall be comprised solely of persons who are both Non-Employee Directors and Outside Directors.

     2.7  "Company" means DXP Enterprises, Inc, a Texas corporation.

     2.8 "Corporate Change" means that any of the following shall have occurred: (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly owned subsidiary of the Company), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than a wholly owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Exchange Act, acquires or gains ownership or control of more than 50 percent of the shares of the Voting Stock, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

     2.9 "Disability" means a medically determinable mental or physical impairment which, in the opinion of a physician selected by the Committee, shall prevent the Optionee from engaging in any substantial gainful activity and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months and which: (a) was not contracted, suffered or incurred while the Optionee was engaged in, or did not result from having engaged in, a felonious criminal enterprise; (b) did not result from alcoholism or addiction to narcotics; (c) did not result from an injury incurred while a member of the Armed Forces of the United States for which the Optionee receives a military pension; and (d) did not result from an intentionally self-inflicted injury.

     2.10  "Employee" means a person employed by the Company or any Affiliate.

     2.11  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.12 "Fair Market Value" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date (or, if there was no sale on such date, the next preceding date on which there was such a sale) on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, an amount as determined by the Committee in its sole discretion.

     2.13 "Incentive Option" means an Option granted under the Plan that is designated as an "Incentive Option" and satisfies the requirements of section 422 of the Code.

     2.14 "Mature Shares" means shares of Stock that the Optionee has held for at least six months.

     2.15 "Non-Employee Director" means a "non-employee director" as defined in Rule 16b-3 of the Exchange Act.

     2.16 "Nonqualified Option" means an Option granted under the Plan other than an Incentive Option.

     2.17 "Option" means either an Incentive Option or a Nonqualified Option granted under the Plan to purchase shares of Stock.

     2.18 "Option Agreement" means the written agreement which sets out the terms of an Option.

     2.19 "Optionee" means a person to whom an Option is granted under the Plan.

     2.20 "Outside Director" means a member of the Board serving on the Committee who qualifies as an outside director as defined in Department of Treasury regulations promulgated under section 162(m) of the Code.

     2.21 "Plan" means the DXP Enterprises, Inc. 1999 Employee Stock Option Plan, as set forth in this document and as it may be amended from time to time.

     2.22 "Retirement" means the termination of an Employee's employment relationship with the Company and all Affiliates after attaining the age of 65.

     2.23 "Stock" means the common stock of the Company, $.01 par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

     2.24 "Ten Percent Stockholder" means an individual who, at the time the Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

     2.25 "Voting Stock" means shares of capital stock of the Company the holders of which are entitled to vote for the election of directors, but excluding shares entitled to so vote only upon the occurrence of a contingency unless that contingency shall have occurred.

                                  ARTICLE III

                                  ELIGIBILITY

     The individuals who shall be eligible to receive Incentive Options shall be those key employees of the Company or any of its Affiliates as the Committee shall determine from time to time. The individuals who shall be eligible to receive Nonqualified Options shall be those persons, including employees, consultants, advisors and directors, who have substantial responsibility for the management and growth of the Company or any of its Affiliates as the Committee shall determine from time to time. The Board may designate one or more individuals who shall not be eligible to receive an Option under the Plan.

                                   ARTICLE IV

                     GENERAL PROVISIONS RELATING TO OPTIONS

     4.1 Authority to Grant Options. The Committee may grant to those key Employees of the Company or any of its Affiliates and other eligible persons as it shall from time to time determine, Options under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock to be covered by any Option to be granted to any person shall be as determined by the Committee.

     4.2 Dedicated Shares; Maximum Options. The total number of shares of Stock with respect to which Options may be granted under the Plan is 500,000. The shares of Stock may be treasury shares or authorized but unissued shares. The total number of shares of Stock with respect to which Incentive Options may be granted under the Plan is 500,000 shares. The maximum number of shares subject to Options which may be issued to any person under the Plan during any calendar year is 125,000 shares. If an Optionee's Option is canceled, the canceled Option continues to be counted against the maximum number of shares of Stock for which Options may be granted to the Optionee under the Plan. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5.

     If any outstanding Option expires or terminates for any reason or any Option is surrendered, the shares of Stock allocable to the unexercised portion of that Option may again be subject to an Option under the Plan.

     4.3 Non-Transferability. Incentive Options shall not be transferable by the Employee other than by will or under the laws of descent and distribution, and shall be exercisable, during the Employee's lifetime, only by him. Except as specified in the applicable Option agreements or in domestic relations court orders, Nonqualified Options shall not be transferable by the Optionee other than by will or under the laws of descent and distribution, and shall be exercisable, during the Optionee's lifetime, only by him. In the discretion of the Committee, any attempt to transfer an Option other than under the terms of the Plan and the applicable Option Agreement may terminate the Option.

     4.4 Requirements of Law. The Company shall not be required to sell or issue any Stock under any Option if issuing that Stock would constitute or result in a violation by the Optionee or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the Optionee will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Optionee, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

     4.5  Recapitalization or Reorganization of the Company.

     (a) No Limitations on Company's Rights to Effect Changes. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b) Increase or Reduction of Outstanding Shares. If a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Stock, or any other increase or decrease in the number of shares of the Stock outstanding, is effected without receipt of consideration by the Company, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under the Plan shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration by the Company". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option.

     (c) Sale or Merger of the Company Where the Company is Not the Survivor; Dissolution or Liquidation of the Company. In the event of a Corporate Change, no later than (x) ten days after the approval by the stockholders of the Company of the Corporate Change or (y) thirty days after the occurrence of a Corporate Change for which no approval by the stockholder of the Company is required, the Committee, acting in its sole discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives, which may vary among individual Optionees and which may vary among Options held by any individual Optionee: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after the Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options held by such Optionees(irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Optionee an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Options over the exercise price(s) under such Options for such shares, (3) make any adjustments to Options then outstanding as the Committee deems appropriate, or (4) provide that the number and class of shares of Stock covered by an Optionee theretofore granted shall be adjusted so that such Optionee shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option.

     (d) Merger of the Company Where the Company is the Survivor. After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Optionee shall be entitled to have his Option appropriately adjusted based on the manner in which the Stock was adjusted under the terms of the agreement of merger or consolidation.

                                   ARTICLE V

                                    OPTIONS

     5.1 Type of Option. The Committee shall specify in an Option Agreement whether a given Option is an Incentive Option or a Nonqualified Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which incentive stock options first become exercisable by an Employee during any calendar year (under the Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000.00, the Incentive Option shall be treated as a Nonqualified Option. In making this determination, incentive stock options shall be taken into account in the order in which they were granted.

     5.2 Exercise Price. The price at which Stock may be purchased under an Incentive Option or Nonqualified Option shall not be less than 100 percent of the Fair Market Value of the shares of Stock on the date the Option is granted. In the case of any Ten Percent Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110 percent of the Fair Market Value of the Stock on the date the Incentive Option is granted. In its discretion, the Committee may provide that the price at which shares of Stock may be purchased under an Option shall be more than the minimum price specified above.

     5.3 Duration of Options. No Option shall be exercisable after the expiration of ten years from the date the Option is granted. In the case of a Ten Percent Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

     5.4 Amount Exercisable. Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Option Agreement in its sole discretion. If specified in the Option Agreement, an Option will be exercisable in full upon the occurrence of a Change of Control.

     5.5 Exercise of Options. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the exercise price under the Option,
(b) Mature Shares with a Fair Market Value on the date of exercise equal to the exercise price under the Option, (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee), and/or (d) any other form of payment which is acceptable to the Committee, and specifying the address to which the certificates for the shares are to be mailed. As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name. If Mature Shares are used for payment by the Optionee, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Optionee, at the address specified by the Optionee.

     Whenever an Option is exercised by exchanging Mature Shares owned by the Optionee, the Optionee shall deliver to the Company certificates registered in the name of the Optionee representing a number of shares of Stock legally and beneficially owned by the Optionee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

     The Committee may permit an Optionee to elect to pay the exercise price upon exercise of an Option by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the

Option and remit to the Company a sufficient portion of the sale proceeds to pay the exercise price and any applicable tax withholding resulting from such exercise.

     An Option may not be exercised for a fraction of a share of Stock.

     5.6  Exercise on Termination of Employment.

     (a) Termination of Employment Other Than As a Result of Retirement, Death or Disability. Unless it is expressly provided otherwise in the Option Agreement, an Option shall terminate one day less than three months after the severance of employment or affiliation relationship between the Optionee and the Company and all Affiliates for any reason, with or without cause, other than Retirement, death or Disability. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of an Employee shall be determined by the Committee at that time.

     (b) Retirement. Unless it is expressly provided otherwise in the Option Agreement, an Option shall terminate one day less than one year after the Retirement of the Optionee.

     (c) Death. After the death of the Optionee, his executors, administrators or any persons to whom his Option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the earlier of the Option's expiration or one day less than one year after the death of the Optionee, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option Agreement.

     (d) Disability. If, before the expiration of an Option, the Optionee shall be severed from the employ of or affiliation with the Company and all Affiliates due to Disability, the Option shall terminate on the earlier of the Optionee's expiration date or one day less than one year after the date of his severance due to Disability, unless it is expressly provided otherwise in the Option Agreement. In the event that the Optionee shall be severed from the employ of or affiliation with the Company and all Affiliates for Disability, the Optionee shall have the right prior to the termination of the Option to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his severance of employment or affiliation due to Disability, unless it is expressly provided otherwise in the Option Agreement.

     (e) Employment With an Entity in a Section 424(a) Transaction. In determining the employment relationship between the Company and/or any Affiliate and an Employee, employment by a corporation issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies shall be considered employment by the Company or an Affiliate.

     5.7 Substitution Options. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in the Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

     5.8 No Rights as Stockholder. No Optionee shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

                                   ARTICLE VI

                                 ADMINISTRATION

     The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Options shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. The Plan shall be administered in such a manner as to permit the Options which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

          (a) determine the persons to whom and the time or times at which Options will be granted,

          (b) determine the number of shares and the exercise price of Stock covered in each Option, subject to the terms of the Plan,

          (c) determine the terms, provisions and conditions of each Option, which need not be identical,

          (d) accelerate the time at which any outstanding Option may be exercised,

          (e) define the effect, if any, on an Optionee of the death, disability, retirement, or termination of employment or affiliation relationship between the Optionee and the Company and Affiliates,

          (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and

          (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of the Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

                                  ARTICLE VII

                        AMENDMENT OR TERMINATION OF PLAN

     The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would: (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the exercise price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under the Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

                                  ARTICLE VIII

                                 MISCELLANEOUS

     8.1 No Establishment of a Trust Fund. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Optionee under the Plan. All Optionees shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan.

     8.2 No Employment or Affiliation Obligation. The granting of any Option shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Optionee. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him.

     8.3 Forfeiture. Notwithstanding any other provisions of the Plan, if the Committee finds by a majority vote after full consideration of the facts that the Optionee, before or after termination of his employment or affiliation relationship with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Optionee shall forfeit all outstanding Options, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Optionee's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

     The decision of the Committee as to the cause of the Optionee's discharge, the damage done to the Company or an Affiliate, and the extent of the Optionee's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Optionee by the Company or an Affiliate in any manner.

     8.4 Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Optionee any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option, or lapse of restrictions on Restricted Stock. In the alternative, the Company may require the Optionee to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within ten days after the date of exercise or lapse of restrictions. In the discretion of the Committee, an Optionee may use shares of Stock received by the Optionee upon the exercise of a Nonqualified Option to satisfy any required tax withholding obligations of the Company or an Affiliate that result from the exercise. The Company shall have no obligation upon exercise of any Option until the Company or an Affiliate has received payment sufficient to cover all tax withholding amounts due with respect to that exercise. Neither the Company nor any Affiliate shall be obligated to advise an Optionee of the existence of the tax or the amount which it will be required to withhold.

     8.5 Written Agreement. Each Option shall be embodied in a written agreement which shall be subject to the terms and conditions of the Plan and shall be signed by the Optionee and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Optionee, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of the Plan.

     8.6 Indemnification of the Committee and the Board. With respect to administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board, whether or not he continues to be a member of the Committee and/or the Board at the time of incurring the expenses -- including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee and the Board unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board and shall be in addition to all other rights to which a member of the Committee and the Board may be entitled as a matter of law, contract, or otherwise.

     8.7 Gender. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

     8.8 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

     8.9 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

     8.10 Other Options. The grant of an Option shall not confer upon the Optionee the right to receive any future Options under the Plan, whether or not Options may be granted to similarly situated Optionees, or the right to receive future Options upon the same terms or conditions as previously granted.

     8.11 Governing Law. The provisions of the Plan shall be construed, administered, and governed under the laws of the State of Texas.

                                                                         ANNEX B

                             DXP ENTERPRISES, INC.

                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                             DXP ENTERPRISES, INC.

                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                               SECTION
                                                               -------
                              ARTICLE I
                             DEFINITIONS
Board.......................................................     1.1
Change of Control Value.....................................     1.2
Company.....................................................     1.3
Corporate Change............................................     1.4
Disability..................................................     1.5
Fair Market Value...........................................     1.6
Non-Employee Director.......................................     1.7
Option......................................................     1.8
Option Agreement............................................     1.9
Optionee....................................................    1.10
Plan........................................................    1.11
Retire or Retirement........................................    1.12
Stock.......................................................    1.13
                              ARTICLE II
                GENERAL PROVISIONS RELATING TO OPTIONS
Dedicated Shares............................................     2.1
Non-Transferability.........................................     2.2
Requirements of Law.........................................     2.3
Recapitalization or Reorganization of the Company...........     2.4
Options Conditioned Upon Shareholder Approval...............     2.5
                             ARTICLE III
                               OPTIONS
Automatic Annual Grants.....................................     3.1
Amount Exercisable -- Automatic Annual Grants...............     3.2
Grants for Persons Who are Directors on September 1, 1998...     3.3
Grants for New Directors....................................     3.4
Amount Exercisable -- Grants for New Directors..............     3.5
Option Price................................................     3.6
Duration of Options.........................................     3.7
Death of an Optionee........................................     3.8
Exercise of Options.........................................     3.9
Form of Options.............................................    3.10
Written Agreement...........................................    3.11
No Rights as Shareholder....................................    3.12
                              ARTICLE IV
                   AMENDMENT OR TERMINATION OF PLAN
                              ARTICLE V
                            MISCELLANEOUS
No Retention Obligation.....................................     5.1
Taxes.......................................................     5.2
Gender......................................................     5.3
Headings....................................................     5.4
Other Compensation..........................................     5.5
Other Options...............................................     5.6
Arbitration of Disputes.....................................     5.7
Governing Law...............................................     5.8

                             DXP ENTERPRISES, INC.

                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     This DXP Enterprises, Inc. 1999 Non-Employee Director Stock Option Plan (the "Plan") is adopted for the benefit of the directors of DXP Enterprises, Inc., a Texas corporation (the "Company"), who, at the time of their service, are not employees of the Company or any of its subsidiaries. The Plan is intended to advance the interest of the Company by providing such directors with an additional incentive to serve the Company by increasing their proprietary interest in the success of the Company.

                                   ARTICLE I

                                  DEFINITIONS

     The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

     1.1  "Board" means the board of directors of the Company.

     1.2  "Change of Control Value" means the amount determined in clause (i),
(ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to shareholders of the Company in the merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if a Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Board as of the date determined by the Board to be the date of cancellation and surrender of such Options. If the consideration offered to shareholders of the Company in any transaction described above consists of anything other than cash, the Board shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

     1.3  "Company" means DXP Enterprises, Inc., a Texas corporation.

     1.4 "Committee" means a committee appointed by the Board to administer the Plan, which Committee shall consist of not less than two members of the Board and shall be comprised solely of members of the Board who qualify as non-employee directors as defined in Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended.

     1.5 "Corporate Change" means that any of the following shall have occurred: (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly owned subsidiary of the Company), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than a wholly owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, acquires or gains ownership or control of more than 50 percent of the shares of the Stock, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

     1.6 "Disability" means a mental or physical disability of the Optionee which, in the opinion of a physician selected by the Committee, (i) shall prevent the Optionee from adequately performing his services as a director of the Company and (ii) can be expected to result in death or has lasted or can be expected to last for a continuous period of not less than 12 months.

     1.7 "Fair Market Value" of the Stock as of any date means the closing sale price of the Stock on that date (or, if there was no sale on such date, the next preceding date on which there was such a sale) on the Nasdaq National Market or the principal securities exchange on which the Stock is listed.

     1.8 "Non-Employee Director" means a director of the Company who, while a director, is not an employee of the Company, or a corporation, of which a majority of voting securities is owned, directly or indirectly, by the Company.

     1.9 "Option" means an option granted under this Plan to purchase shares of Stock.

     1.10 "Option Agreement" means the written agreement which sets out the terms of an Option.

     1.11  "Optionee" means a person who is granted an Option under this Plan.

     1.12 "Plan" means the DXP Enterprises, Inc. 1999 Non-Employee Director Stock Option Plan, as set out in this document and as it may be amended from time to time.

     1.13 "Retire" or "Retirement" means the cessation of an Optionee's services as a director on the Board after completing either six full terms or six years of service as a director on the Board.

     1.14  "Stock" means the common stock of the Company, $.01 par value.

                                   ARTICLE II

                     GENERAL PROVISIONS RELATING TO OPTIONS

     2.1 Dedicated Shares. The total number of shares of Stock with respect to which Options may be granted under the Plan shall be 200,000 shares. The shares may be treasury shares or authorized but unissued shares. The number of shares stated in this Section 2.1 shall be subject to adjustment in accordance with the provisions of Section 2.4.

     If any outstanding Option expires or terminates for any reason or any Option is surrendered, the shares of Stock allocable to the unexercised portion of that Option may again be subject to an Option under the Plan.

     2.2 Non-Transferability. Except as expressly provided otherwise in an Optionee's Option Agreement, Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Optionee's lifetime, only by him.

     2.3 Requirements of Law. The Company shall not be required to sell or issue any Stock under any Option if issuing that Stock would constitute or result in a violation by the Optionee or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option and the issuance of shares thereunder, to comply with any law or regulation of any governmental authority.

     2.4  Recapitalization or Reorganization of the Company.

     (a) No Limitations on Company's Rights to Effect Changes. The existence of outstanding Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b) Increase or Reduction of Outstanding Shares. If a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Stock, or any other increase or decrease in the number of shares of the Stock outstanding, is effected without receipt of consideration by the Company, then (i) the number, class, and per share price of shares of Stock subject to outstanding Options under the Plan shall be appropriately adjusted in such a manner as to entitle an Employee to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment and (ii) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration by the Company". Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option.

     (c) Sale or Merger of the Company Where the Company is Not the Survivor; Dissolution or Liquidation of the Company. In the event of a Corporate Change, no later than (i) ten days after the approval by the shareholders of the Company of the Corporate Change or (ii) thirty days after the occurrence of a Corporate Change for which no approval by the shareholders of the Company is required, the Committee, acting in its sole discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives, which may vary among individual Optionees and which may vary among Options held by any individual Optionee: (i) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after the Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate, (ii) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Optionee an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Options over the exercise price(s) under such Options for such shares, (iii) make any adjustments to Options then outstanding as the Committee deems appropriate, or (iv) provide that the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option.

     (d) Merger of the Company Where the Company is the Survivor. After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Optionee shall be entitled to have his Option appropriately adjusted based on the manner in which the Stock was adjusted under the terms of the agreement of merger or consolidation.

     2.5 Options Conditioned Upon Shareholder Approval. No Option granted under the Plan will be exercisable before the shareholders of the Company approve the Plan.

                                  ARTICLE III

                                    OPTIONS

     3.1 Automatic Annual Grants. Subject to the availability under the Plan of a sufficient number of shares of Stock that may be issued upon the exercise of outstanding Options, each Non-Employee Director who is a director of the Company on any July 1 while this Plan is in effect shall be granted on each such July 1 an Option to purchase 1,000 shares of Stock.

     3.2 Amount Exercisable -- Automatic Annual Grants. Subject to Section 2.5, each Option granted pursuant to Section 3.1 is exercisable in full immediately upon the date of grant.

     3.3 Grants For Persons Who are Directors on September 1, 1998. There shall be granted under the Plan to each Non-Employee Director who is serving as a director of the Company on September 1, 1998, an Option to purchase 1,000 shares of Stock. Nothing in this Section 3.3 shall affect the eligibility of an Optionee to receive an Option pursuant to Section 3.1.

     3.4 Grants for New Directors. Subject to the availability under the Plan of a sufficient number of shares of Stock that may be issued upon the exercise of outstanding options, each person who shall become a Non-Employee Director after June 8, 1999 shall be granted, on the date of his election, whether by the shareholders of the Company or the Board in accordance with applicable law, an Option under the Plan to purchase 5,000 shares of Stock. Notwithstanding the foregoing, no Non-Employee Director who has received an Option pursuant to
Section 3.3 shall be eligible to receive an Option pursuant to this Section 3.4. Upon the receipt of an Option under the Plan pursuant to this Section 3.4, the Optionee shall not be eligible to receive another Option for new Non-Employee Directors pursuant to this Section 3.4. Nothing in this Section 3.4 shall affect the eligibility of an Optionee to receive an Option pursuant to Section 3.1.

     3.5 Amount Exercisable -- Grants for New Directors. Each Option Agreement for an Option granted pursuant to Section 3.3 or Section 3.4 shall contain the following terms of exercise:

          (a) No Option granted under Section 3.3 or Section 3.4 of the Plan may be exercised until the Optionee has served as a director of the Company for one year following the date of grant;

          (b) beginning on the day after the first anniversary of the date of grant, the Option may be exercised up to 1/3 of the shares subject to the Option;

          (c) after the expiration of each succeeding anniversary date of the date of grant, the Option may be exercised up to an additional 1/3 of the shares subject to the Option, so that after the expiration of the third anniversary of the date of grant, the Option shall be exercisable in full; and

          (d) to the extent not exercised, installments shall be cumulative and may be exercised in whole or in part until the Option expires on the tenth anniversary of the date of the grant.

     3.6 Option Price. The price at which Stock may be purchased under an Option shall be equal to 100 percent of the Fair Market Value of the shares of Stock on the date the Option is granted.

     3.7  Duration of Options.

          Each Option awarded, to the extent it shall not previously have been exercised, shall terminate on the earlier of the following dates:

             (i) on the last day within the three-year period commencing on the date on which the Optionee ceases to be a director of the Company, for any reason other than death, Retirement or Disability; or

             (ii) ten years after the date of grant of such Option.

     If the Optionee ceases to be a director of the Company for any reason other than his death, Disability or Retirement, his Option shall not continue to vest after such cessation of service as a director. If the Optionee ceases to be a director of the Company due to his death, Disability or Retirement, his Option shall continue to vest after such cessation of service as a director until the Option expires ten years after the grant of the Option.

     3.8 Death of an Optionee. Upon the death of an Optionee prior to the expiration of his Option, his executors, administrators or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the expiration date of the Option to exercise the Option with respect to the number of shares that the Optionee would have been entitled to exercise if he were still alive.

     3.9 Exercise of Options. An Optionee may exercise his Option by delivering to the Company a written notice stating (i) that he wishes to exercise such Option on the date such notice is so delivered, (ii) the number of shares of Stock with respect to which such Option is to be exercised and (iii) the address to which the certificate representing such shares of Stock should be mailed. In order to be effective, such written notice shall be accompanied by payment of the option price of such shares of Stock. Each such payment shall be made by cashier's check drawn on a national banking association and payable to the order of the Company in United States dollars.

     If, at the time of receipt by the Company of such written notice, (i) the Company has unrestricted surplus in an amount not less than the option price of such shares of Stock, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding shares of preferred Stock of the Company have been fully paid, (iii) the acquisition by the Company of its own shares of Stock for the purpose of enabling such Optionee to exercise such Option is otherwise permitted by applicable law and without any vote or consent of any shareholder of the Company, and (iv) there shall have been adopted, and there shall be in full force and effect, a resolution of the Board of Directors of the Company authorizing the acquisition by the Company of its own shares of Stock for such purpose, then such Optionee may deliver to the Company, in payment of the option price of the shares of Stock with respect to which such Option is exercised, (x) certificates registered in the name of such Optionee that represent a number of shares of Stock legally and beneficially owned by such Optionee (free of all liens, claims and encumbrances of every kind) and having a Fair Market Value on the date of receipt by the Company of such written notice that is not greater than the option price of the shares of Stock with respect to which such Option is to be exercised, such certificates to be accompanied by Stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates, with the signature of such record holder guaranteed by a national banking association, and (y) if the option price of the shares of Stock with respect to which such Option is to be exercised exceeds such Fair Market Value, a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the amount of such excess. Notwithstanding the provisions of the immediately preceding sentence, the Treasurer of the Company, in his sole discretion, may refuse to accept shares of Stock in payment of the option price of the shares of Stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock that were received by the Company with such written notice shall be returned to such Optionee, together with notice by the Company to such Optionee of the refusal of the Treasurer of the Company to accept such shares of Stock. If, at the expiration of seven business days after the delivery to such Optionee of such written notice from the Company, such Optionee shall not have delivered to the Company a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the option price of the shares of Stock with respect to which such Option is to be exercised, such written notice from the Optionee to the Company shall be ineffective to exercise such Option.

     As promptly as practicable after the receipt by the Company of (i) such written notice from the Optionee and (ii) payment, in the form required by the foregoing provisions of this Section 3.9, of the option price of the shares of Stock with respect to which such Option is to be exercised, a certificate representing the number of shares of Stock with respect to which such Option has been so exercised, such certificate to be registered in the name of such Optionee, provided that such delivery shall be considered to have been made when such certificate shall have been mailed, postage prepaid, to such Optionee at the address specified for such purpose in such written notice from the Optionee to the Company.

     3.10 Form of Options. All Options granted under this Plan will be nonqualified stock options that are not intended to qualify as incentive stock options under section 422 of the Internal Revenue Code of 1986, as amended.

     3.11 Written Agreement. Each Option shall be embodied in a written Option Agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Optionee and by an officer of the Company.

     3.12 No Rights as Shareholder. No Optionee shall have any rights as a shareholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

                                   ARTICLE IV

                        AMENDMENT OR TERMINATION OF PLAN

     The Board may amend or terminate this Plan at any time, in its sole and absolute discretion; provided, however, that no amendment shall decrease the exercise price for Options below the Fair Market Value of the Stock at the time it is granted.

                                   ARTICLE V

                                 MISCELLANEOUS

     5.1 No Retention Obligation. The granting of any Option shall not impose upon the Company any obligation to continue to retain the Optionee's services as a director of the Company.

     5.2 Taxes. The Company shall not be obligated to advise an Optionee of the existence of any tax that may apply with respect to the grant or exercise of an Option.

     5.3 Gender. If the context requires, words of one gender when used in this Plan shall include the other and words used in the singular or plural shall include the other.

     5.4 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of this Plan and shall not be used in construing the terms of this Plan.

     5.5 Other Compensation. The adoption of this Plan shall not affect any other compensation in effect for the Non-Employee Directors, nor shall this Plan preclude the Company from establishing any other forms of compensation for Non-Employee Directors.

     5.6 Other Options. The grant of an Option shall not confer upon an Optionee the right to receive any future or other Options under this Plan.

     5.7 Arbitration of Disputes. Any controversy arising out of or relating to the Plan or an Option Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

     5.8 Governing Law. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.

                             DXP ENTERPRISES, INC.

                    PROXY -- ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 8, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned holder of Preferred Stock of DXP Enterprises, Inc. ("DXP") hereby appoints David R. Little and Gary A. Allcorn, or either of them, proxies of the undersigned with full power of substitution, to vote at the Annual Meeting of Shareholders of DXP to be held on Tuesday, June 8, 1999, at 9:00 a.m., Houston time, at the offices of the Company, 7272 Pinemont, Houston, Texas 77040, and at any adjournment or postponement thereof, the number of votes that the undersigned would be entitled to cast if personally present.

    PLEASE MARK, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

(1)  ELECTION OF DIRECTORS:

FOR all of the nominees listed below  [ ]  WITHHOLD AUTHORITY  [ ]
(except as indicated to the contrary       to vote for election of directors
below)

     NOMINEES: David R. Little, Jerry J. Jones, Cletus Davis, Kenneth H. Miller and Thomas V. Orr.

     (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

     ---------------------------------------------------------------------------

(2) Proposal to approve the DXP Enterprises, Inc. 1999 Employee Stock Option
Plan.

         FOR [ ]                AGAINST [ ]                ABSTAIN [ ]

                   (continued and to be signed on other side)

(3) Proposal to approve the DXP Enterprises, Inc. 1999 Non-Employee Director Stock Option Plan.

         FOR [ ]                AGAINST [ ]                ABSTAIN [ ]

(4) In their discretion, the above-named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN ITEM 1, OR IF ANY ONE OR MORE OF THE NOMINEES BECOMES UNAVAILABLE, FOR ANOTHER NOMINEE OR OTHER NOMINEES TO BE SELECTED BY THE BOARD OF DIRECTORS, AND FOR THE PROPOSALS SET FORTH IN ITEMS 2, 3 AND 4.

                                                 Signature of Shareholder(s)

                                                 -------------------------------

                                                 -------------------------------

                                                 Date                    , 1999.
                                                      -------------------

                                                 Please sign your name exactly
                                                 as it appears hereon. Joint
                                                 owners must each sign. When
                                                 signing as attorney, executor,
                                                 administrator, trustee or
                                                 guardian, please give your full
                                                 title as such.

                             DXP ENTERPRISES, INC.

                    PROXY -- ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 8, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned holder of Common Stock of DXP Enterprises, Inc. ("DXP") hereby appoints David R. Little and Gary A. Allcorn, or either of them, proxies of the undersigned with full power of substitution, to vote at the Annual Meeting of Shareholders of DXP to be held on Tuesday, June 8, 1999, at 9:00 a.m., Houston time, at the offices of the Company, 7272 Pinemont, Houston, Texas 77040, and at any adjournment or postponement thereof, the number of votes that the undersigned would be entitled to cast if personally present.

    PLEASE MARK, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

(1)  ELECTION OF DIRECTORS:

FOR all of the nominees listed below  [ ]  WITHHOLD AUTHORITY  [ ]
(except as indicated to the contrary       to vote for election of directors
below)

     NOMINEES: David R. Little, Jerry J. Jones, Cletus Davis, Kenneth H. Miller and Thomas V. Orr.

     (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

     ---------------------------------------------------------------------------

(2) Proposal to approve the DXP Enterprises, Inc. 1999 Employee Stock Option
Plan.

         FOR [ ]                AGAINST [ ]                ABSTAIN [ ]

                   (continued and to be signed on other side)

(3) Proposal to approve the DXP Enterprises, Inc. 1999 Non-Employee Director Stock Option Plan.

         FOR [ ]                AGAINST [ ]                ABSTAIN [ ]

(4) In their discretion, the above-named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN ITEM 1, OR IF ANY ONE OR MORE OF THE NOMINEES BECOMES UNAVAILABLE, FOR ANOTHER NOMINEE OR OTHER NOMINEES TO BE SELECTED BY THE BOARD OF DIRECTORS, AND FOR THE PROPOSALS SET FORTH IN ITEMS 2, 3 AND 4.

                                                 Signature of Shareholder(s)

                                                 -------------------------------

                                                 -------------------------------

                                                 Date                    , 1999.
                                                      -------------------

                                                 Please sign your name exactly
                                                 as it appears hereon. Joint
                                                 owners must each sign. When
                                                 signing as attorney, executor,
                                                 administrator, trustee or
                                                 guardian, please give your full
                                                 title as such.